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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



Verdant Brands, Inc.

We consent to the incorporation by reference in Registration Statement numbers 33-37806, 33-72666, 333-88781 and 333-88785 of Verdant Brands, Inc. and
subsidiaries on Form S-8 of our report dated March 30, 2000, appearing in this Annual Report on Form 10-KSB of Verdant Brands, Inc. and subsidiaries for the year ended December 31, 1999.


Deloitte & Touche LLP
March 30, 2000
Minneapolis, Minnesota